FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 16, 2004

(Date of report)

NATIONAL PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Ninth Street
Cleveland, Ohio		44114-3484

(Address of principal executive offices)		(Zip Code)

(216) 222-3368

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
Signatures
Exhibit 99.1 News Release, Dated July 16, 2004

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENT OF BUSINESS ACQUIRED: None

(b)	PRO FORMA FINANCIAL INFORMATION: None

(c)	EXHIBITS:

99.1 News Release, dated July 16, 2004

Item 12. Results of Operations and Financial Condition

On July 16, 2004, the Registrant issued a News Release reporting earnings and including a financial summary for the quarter and six months ended June 30, 2004.

Reference is made to the News Release, dated July 16, 2004, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company will not provide updated revenue and earnings per share guidance for the remainder of the year.

The information in this Form 8-K is being furnished pursuant to Item 12 of Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROCESSING, INC.
(Registrant)
By: /s/ Carlton E. Langer
Name: Carlton E. Langer
Title: Secretary

Dated: July 16, 2004